COHEN & STEERS FUTURE OF ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

August 31, 2024 (Unaudited)

		Shares	Value
COMMON STOCK	99.1%
BASE METALS	2.4%
Cameco Corp. (Canada)		65,922	$2,692,255

DRILLING & DRILLING SUPPORT	1.0%
Seadrill Ltd. (Norway)(a)		26,107	1,125,734

ELECTRIC TRANSMISSION & DISTRIBUTION	1.3%
E.ON SE (Germany)		106,745	1,513,234

ELECTRICAL POWER EQUIPMENT	1.5%
Bloom Energy Corp., Class A(a)		40,629	483,891
Net Power, Inc.(a)		146,200	1,238,314

			1,722,205

EXPLORATION & PRODUCTION	19.5%
ARC Resources Ltd. (Canada)		153,712	2,844,639
Canadian Natural Resources Ltd. (Canada)		128,822	4,662,885
ConocoPhillips		61,244	6,968,955
EQT Corp.		72,325	2,423,611
Hess Corp.		29,976	4,138,486
Tourmaline Oil Corp. (Canada)		24,413	1,112,638

			22,151,214

GAS UTILITIES	1.4%
Snam SpA (Italy)		327,067	1,624,648

INFRASTRUCTURE CONSTRUCTION	1.2%
Quanta Services, Inc.		4,858	1,336,582

INTEGRATED ELECTRIC UTILITIES	3.9%
Evergy, Inc.		75,051	4,438,516

INTEGRATED OILS	21.1%
Exxon Mobil Corp.		91,634	10,807,314
Imperial Oil Ltd. (Canada)		53,993	4,066,553
Shell PLC		215,922	7,650,877
Suncor Energy, Inc. (Canada)		36,899	1,496,605

			24,021,349

MEASUREMENT INSTRUMENTS	1.3%
NEXTracker, Inc., Class A(a)		35,520	1,444,598

MIDSTREAM—OIL & GAS	19.8%
Energy Transfer LP		497,298	8,006,498
Koninklijke Vopak NV (Netherlands)		32,648	1,500,807
Landbridge Co. LLC, Class A(a)		28,298	1,048,158
Pembina Pipeline Corp. (Canada)		103,363	4,163,972
TC Energy Corp. (Canada)		168,978	7,826,666

			22,546,101

OILFIELD SERVICES & EQUIPMENT	3.7%
Baker Hughes Co.		121,049	4,257,293

POWER GENERATION	3.3%
Constellation Energy Corp.		7,010	1,378,867
RWE AG (Germany)		66,120	2,385,110

			3,763,977

		Shares	Value
REFINING & MARKETING	8.8%
Marathon Petroleum Corp.		44,868	$7,947,020
Neste OYJ (Finland)		90,275	2,106,497

			10,053,517

RENEWABLE ENERGY EQUIPMENT	7.9%
Enphase Energy, Inc.(a)		26,510	3,208,770
First Solar, Inc.(a)		17,659	4,015,127
Vestas Wind Systems AS (Denmark)(a)		78,519	1,793,999

			9,017,896

RENEWABLE ENERGY PROJECT DEVELOPMENT	1.0%
Sunrun, Inc.(a)		55,752	1,144,031

TOTAL COMMON STOCK (Identified cost—$101,936,838)			112,853,150

WARRANTS—ELECTRICAL POWER EQUIPMENT	0.0%
Net Power, Inc., exercise price $11.50, expires 3/12/26(a)		10,772	18,314

TOTAL WARRANTS (Identified cost—$36,626)			18,314

SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.23%(b)		1,673,907	1,673,907

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,673,907)			1,673,907

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$103,647,371)	100.6%		114,545,371
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.6)		(679,507)

NET ASSETS	100.0%		$113,865,864

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	29,151,634	USD	21,122,230	9/4/24	$(509,962)
Brown Brothers Harriman	CAD	1,342,374	USD	970,828	9/4/24	(25,290)
Brown Brothers Harriman	CAD	968,566	USD	707,214	9/4/24	(11,517)
Brown Brothers Harriman	CAD	806,814	USD	588,103	9/4/24	(10,599)
Brown Brothers Harriman	CAD	754,373	USD	551,028	9/4/24	(8,760)
Brown Brothers Harriman	CAD	660,578	USD	489,947	9/4/24	(240)
Brown Brothers Harriman	DKK	13,128,377	USD	1,907,415	9/4/24	(38,077)
Brown Brothers Harriman	EUR	7,653,340	USD	8,294,614	9/4/24	(165,388)
Brown Brothers Harriman	EUR	289,981	USD	317,136	9/4/24	(3,409)
Brown Brothers Harriman	EUR	280,968	USD	309,967	9/4/24	(616)
Brown Brothers Harriman	GBP	5,032,374	USD	6,464,839	9/4/24	(144,174)
Brown Brothers Harriman	GBP	836,404	USD	1,068,105	9/4/24	(30,344)
Brown Brothers Harriman	USD	24,995,428	CAD	33,684,339	9/4/24	291
Brown Brothers Harriman	USD	1,948,429	DKK	13,128,377	9/4/24	(2,936)
Brown Brothers Harriman	USD	8,565,923	EUR	7,737,891	9/4/24	(12,459)
Brown Brothers Harriman	USD	532,548	EUR	486,398	9/4/24	5,116
Brown Brothers Harriman	USD	7,712,279	GBP	5,868,778	9/4/24	(4,816)
Brown Brothers Harriman	CAD	33,448,921	USD	24,839,906	10/2/24	(3,210)
Brown Brothers Harriman	CAD	1,922,710	USD	1,429,918	10/2/24	1,886
Brown Brothers Harriman	DKK	12,036,963	USD	1,789,183	10/2/24	2,568
Brown Brothers Harriman	EUR	8,284,962	USD	9,182,803	10/2/24	12,860
Brown Brothers Harriman	GBP	5,853,645	USD	7,693,797	10/2/24	4,181

						$(944,895)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)	Rate quoted represents the annualized seven–day yield.

COHEN & STEERS FUTURE OF ENERGY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS FUTURE OF ENERGY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of August 31, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock:
Electric Transmission & Distribution	$—	$1,513,234	$—	$1,513,234
Gas Utilities	—	1,624,648	—	1,624,648
Integrated Oils	16,370,472	7,650,877	—	24,021,349
Midstream—Oil & Gas	21,045,294	1,500,807	—	22,546,101
Power Generation	1,378,867	2,385,110	—	3,763,977
Refining & Marketing	7,947,020	2,106,497	—	10,053,517
Renewable Energy Equipment	7,223,897	1,793,999	—	9,017,896
Other Industries	40,312,428	—	—	40,312,428
Warrants	18,314	—	—	18,314
Short-Term Investments	—	1,673,907	—	1,673,907

Total Investments in Securities(a)	$94,296,292	$20,249,079	$—	$114,545,371

Forward Foreign Currency Exchange Contracts	$—	$26,902	$—	$26,902

Total Derivative Assets(a)	$—	$26,902	$—	$26,902

Forward Foreign Currency Exchange Contracts	$—	$(971,797)	$—	$(971,797)

Total Derivative Liabilities(a)	$—	$(971,797)	$—	$(971,797)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS FUTURE OF ENERGY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At August 31, 2024, the Fund did not have any option contracts outstanding.

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended August 31, 2024:

	Written Option Contracts(a)(b)	Forward Foreign Currency Exchange Contracts(b)
Average Notional Amount	$990,521	$39,838,117

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents five months for written option contracts and four months for forward foreign currency exchange contracts.